--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1999

Dear Shareholder:

      Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced generally positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain an easing bias.

      Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

      This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.

Sincerely,

/s/ Laurence D. Fink                                /s/ Ralph L. Schlosstein
--------------------                                ------------------------
    Laurence D. Fink                                    Ralph L. Schlosstein
    Chairman                                            President

                                                                January 31, 1999
Dear Shareholder:

      We are pleased to present the annual report for The BlackRock 1999 Term Trust Inc. ("the Trust") for the fiscal year ended December 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BNN". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 1999 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. Historically, the Trust has been primarily invested in corporate debt securities and collateralized mortgage obligations (CMOs). All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its bonds per share) over the period:

--------------------------------------------------------------------------------
                   12/31/98      12/31/97       Change         High        Low
                   --------      --------       ------         ----        ---
Stock Price          $9.75        $9.375         4.00%       $9.8125     $9.375
Net Asset
 Value (NAV)        $10.04         $9.88         1.62%        $10.09      $9.89
5-Year U.S.
 Treasury Note       4.54%         5.71%       (20.49%)         5.78%      3.97%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The first half of the Trust's fiscal year saw Treasury yields decline towards historic lows. These lows were the result of budget surplus projections as well as the Federal Reserve's decision to move from a tightening bias to a neutral interest rate policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, which softened the negative impact on trade from the Asian financial crisis.

      The second half of the trust's fiscal year witnessed virtually unparalleled market turbulence. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and overseas weakness, especially in Asia, drove prices for U.S. goods higher relative to foreign goods.

      Toward year-end, U.S. GDP growth rebounded; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Corporate yield spreads across all credits to Treasuries widened dramatically as a result of the sell-off. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

      The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter of 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

      These rate cuts seem to have had their desired effect on the US economy--which finished the year with a 3.5% growth rate. Growth in 1999, however, may decrease significantly and further easing of interest rates by the Federal Reserve is possible as the Western economies will need to provide support for the global economy. With economic growth and labor markets expected to soften during the first half of 1999, we expect inflation to remain under control.

      The global instability which resulted in a flight-to-quality to US Treasuries caused mortgages to severely underperform Treasuries as well as the broad bond market. However, as these markets have regained some stability, investors have begun to regain confidence in the international markets. Consequently, we believe that the current attractive yield spreads in the corporate and mortgage markets will provide the basis for outperforming Treasuries in the coming year.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1997 asset composition.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
--------------------------------------------------------------------------------

COMPOSITION                                 DECEMBER 31, 1998  DECEMBER 31, 1997
--------------------------------------------------------------------------------
Corporate Bonds                                   52%                  45%
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities         10%                   9%
--------------------------------------------------------------------------------
Municipal Securities                              10%                   8%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pss-Throughs        8%                   7%
--------------------------------------------------------------------------------
Asset-Backed Securities                            6%                   8%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                             5%                   3%
--------------------------------------------------------------------------------
U.S. Government Securities                         4%                   6%
--------------------------------------------------------------------------------
Adjustable-Rate Mortgages                          3%                   --
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities           2%                   4%
--------------------------------------------------------------------------------
Non Agency Multiple Class Mortgage Pass-Throughs   --                   4%
--------------------------------------------------------------------------------
Inverse-Floating Rate Mortgages                    --                   4%
--------------------------------------------------------------------------------
CMO Residuals                                      --                   1%
Certificate of Deposit                             --                   1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         RATING % OF CORPORATES
                                         ----------------------
     CREDIT RATING             DECEMBER 31, 1998        DECEMBER 31, 1997
--------------------------------------------------------------------------------
   AA or equivalent                  11%                        6%
--------------------------------------------------------------------------------
    A or equivalent                  58%                       67%
--------------------------------------------------------------------------------
   BBB or equivalent                 22%                       27%
--------------------------------------------------------------------------------
   BB or equivalent                   9%                        --
--------------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offered both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 1999. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

      Lastly, as The BlackRock 1999 Term Trust approaches maturity, we are proud to announce that the Trust is extremely well positioned to achieve its primary investment objective of returning $10 per share to shareholders upon termination at the end of December 1999. Although we are almost a full year away from termination, we have already initiated the operational and administrative processes necessary for a successful and smooth termination of the Trust.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock 1999 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report. You can also reach us via e-mail at closedend_funds@blackrock.com

Sincerely,

/s/ Robert S. Kapito                        /s/ Michael P. Lustig
-----------------------------------         ------------------------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BNN
--------------------------------------------------------------------------------
   Initial Offering Date:                                      December 23, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/98:                               $9.75
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/98:                                  $10.04
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/98 (9.75)1:               4.10%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                         $0.0333
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                       $0.40
--------------------------------------------------------------------------------


----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2  Distribution not constant and is subject to change.

-----------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------
             PRINCIPAL
   RATING*    AMOUNT                                               VALUE
(UNAUDITED)    (000)              DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--114.6%
                        MORTGAGE PASS-THROUGHS--5.3%
                        Federal Home Loan Mortgage Corp.,
            $3,192      5.50%, 9/01/99, 5 year,
                           Multifamily .......................   $ 3,191,924
             2,495      Federal Housing Administration,
                           Massachusetts Hsg. Fin. Agcy.,
                           Series C, 6.85%, 4/01/19 ..........     2,506,327
             5,836      Federal National Mortgage Association,
                           8.775%, 8/01/99, Multifamily ......     5,863,229
                                                                 -----------
                                                                  11,561,480
                                                                 -----------
                        MULTIPLE CLASS MORTGAGE
                        PASS-THROUGHS--14.1%
AAA            169      Citicorp Mortgage Securities, Inc.,
                           Series 1993-11, Class A-1, 1/25/06..      168,483
                        Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage Participation
                           Certificates,
               289         Series 1190, Class 1190-G,
                             11/15/20 .........................      287,777
             2,268         Series 1234, Class 1234-H
                             5/15/99 (ARM) ....................    2,285,836
             2,350         Series 1296, Class 1296- H,
                             7/15/99 ..........................    2,386,745
             1,452         Series 1329, Class 1329-SA,
                             8/15/99 (ARM) ....................    1,473,913
               517         Series 1330, Class 1330-I,
                             9/15/99 (ARM) ....................      523,554
               539         Series 1330, Class 1330-M,
                             9/15/99 (ARM) ....................      211,824
             2,284         Series 1444, Class 1444-I,
                             1/15/00 (ARM) ....................    2,323,100
               802         Series 1444, Class 1444-K,
                             1/15/00 (ARM) ....................      818,038
             1,264         Series 1505, Class 1505-ID,
                             9/15/15 (I) ......................       44,520
             1,612         Series 1987, Class 1987-SP,
                             3/15/12 (ARM) ....................    1,637,365
             4,011         Series 1970, Class 1970-PA,
                             7/15/08 ..........................    4,007,628
             1,174         Series 1998, Class1998-S,
                             3/17/07 (ARM)                         1,223,444
                        Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
               761         Trust 1992-62, Class 62-S,
                             5/25/99 (ARM) ....................      768,570
               888         Trust 1992-106, Class 106-S,
                             6/25/99 (ARM) ....................      896,587
               587         Trust 1992-176, Class-176-FA,
                             10/25/99 (ARM) ...................      582,800
             2,943         Trust 1992-199, Class 199-SB,
                             11/25/99 (ARM) ...................    2,884,552
               543         Trust 1993-22, Class 22-FA,
                             9/25/09 ..........................      542,495
               410         Trust 1993-193, Class 193-PC,
                             9/25/23 ..........................      397,357
             1,462         Trust 1993-G33, Class 33-P,
                             9/25/14 (I) ......................       38,718
             1,473         Trust 1994-8, Class 8-TA,
                             9/17/13 (I) ......................       37,735
             3,662         Trust 1998-47, Class 47-S,
                             11/18/04 .........................    3,702,782
                        Government National Mortgage Association,
                        REMIC Pass-Through Certificates,
             1,189         Trust 1997-8, Class 8-SE,
                             4/16/17 (I) ......................    1,208,395
             2,102         Trust 1997-8, Class 8-SG,
                             8/16/18 (I) ......................    2,149,049
                                                                 -----------
                                                                  30,601,267
                                                                 -----------
                        COMMERCIAL MORTGAGE-BACKED
                        SECURITIES--0.9%
A            1,283      Carolina First SBL Trust,
                           Series 1196, Class B, 3/18/27** ....    1,279,419
                        CBA Mortgage Corp.,
AAA            288         Series 1993-C1, Class A-2, 12/25/03..     279,078
A              367         Series 1993-C1, Class C,  12/25/03        354,634
                                                                 -----------
                                                                   1,913,131
                                                                 -----------
                        Corporate Bonds--59.1%
                        Finance & Banking--26.8%
AA-          3,350      Associates Corp. of
                           North America, 6.75%, 10/15/99 ......   3,386,816
Aa3          4,000      Bankamerica Corp.,
                           9.75%, 5/15/99 ......................   4,066,160
                        Citigroup, Inc.,
AA-          3,000         7.75%, 6/15/99 ......................   3,030,960
A+           4,200         9.75%, 8/01/99 ......................   4,303,236
                       Fleet Financial Group,
A-           5,000         8.625%, 12/15/99 ....................   5,128,417
A-           3,000         9.85%, 6/01/99 ......................   3,052,350
A+           2,500     Goldman Sachs Group LP,
                           6.875%, 9/15/99** ...................   2,512,950
                       International Lease Finance Corp.,
A+           1,100         6.09%, 11/08/99 .....................   1,108,844
A+           4,000         6.30%, 11/01/99 .....................   4,038,000
A            5,000    Lehman Brothers Holdings, Inc.,
                           6.71%, 10/12/99 .....................   5,017,300
Ba1          2,000    Meditrust,
                           7.25%, 8/16/99 ......................   1,984,660
AA-          5,000    Paccar Financial Corp.,
                           5.84%, 6/15/99 ......................  5,013,050
BBB+         3,500    PaineWebber Group, Inc.,
                           6.31%, 7/22/99 ......................  3,502,105
                      Salomon Smith Barney Holdings, Inc.,
Aa3          1,500         7.875%, 10/01/99 ....................  1,528,755
Aa3            529         7.98%, 3/01/00 ......................    543,611


                       See Notes to Financial Statements
                                       5

--------------------------------------------------------------------------------
             PRINCIPAL
   RATING*    AMOUNT                                               VALUE
(UNAUDITED)    (000)              DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------


A           $5,000    Transamerica Finance Corp.,
                           5.97%, 12/09/99 ................   $ 5,038,516
A2           5,000    Union Planters National Bank,
                           6.47%, 10/29/99 ................     5,026,400
                                                              -----------
                                                               58,282,130
                                                              -----------

                      INDUSTRIALS--26.7%
A+           1,895    Anheuser Busch Cos., Inc.,
                           8.75%, 12/01/99 ................     1,953,764
A            5,000    Bass America, Inc.,
                           6.75%, 8/01/99 .................     5,034,000
A+           5,000    Boeing Capital Corp.,
                           6.30%, 12/23/99** ..............     5,035,200
AA           2,000    California Petroleum Transport Corp.,
                           7.30%, 4/01/99 .................     2,007,234
A+           5,000    Chrysler Financial Corp.,
                           9.50%, 12/15/99 ................     5,191,400
BBB+         4,400    Icon Capital Resource, Inc.,
                           6.83%, 5/10/99 .................     4,371,128
A2           1,104    Kern River Funding,
                           Series A, 6.42%, 3/31/01** .....     1,116,898
BBB          3,000    MCN Investment Corp.,
                           5.84%, 2/01/99 .................     3,000,480
BBB+         7,000    NWCG Holdings Corp.,
                           Series B, Zero Coupon, 6/15/99 .     6,796,510
BBB          2,000    Occidental Petroleum Corp.,
                           6.08%, 11/26/99 ................     2,000,760
BBB-         2,750    Pulte Home Corp.,
                           10.125%, 7/15/99 ...............     2,803,240
A2           5,000    Sears Roebuck & Co.,
                           7.75%, 10/25/99 ................     5,093,000
A+           3,000    Texaco Capital, Inc.,
                           9.00%, 12/15/99 ................     3,101,880
A           31,000    Textron Financial Corp.,
                           7.125%, 10/05/99** .............     1,009,446
A+           3,000    TTX Co.,
                           6.28%, 6/28/99** ...............     3,010,920
BBB+         2,500    Union Oil Co.,
                           8.40%, 1/15/99 .................     2,501,675
A1           4,000    Walt Disney Corp.
                           Zero Coupon, 10/20/99** ........     3,887,429
                                                             ------------
                                                               57,914,964
                                                             ------------
                      UTILITIES--5.0%
A+          4,750     Alabama Power Co.,
                           6.375%, 8/01/99 ................     4,782,062
A2          4,000     Atlanta Gas Light Co.,
                           7.30%, 12/10/99 ................     4,067,880
BBB+        2,000     Potomac Capital Investment Corp.,
                           6.73%, 8/09/99** ...............     2,001,072
                                                             ------------
                                                               10,851,014
                                                             ------------
                     YANKEE--0.6%
A2          1,272    Nova Corporation of Alberta,
                           7.25%, 7/06/99 .................     1,285,178
                                                             ------------
                     Total Corporate Bonds                    128,333,286
                                                             ------------
                     ASSET-BACKED SECURITIES--6.6%
AAA           648    Banc One Auto Grantor Trust,
                           Series 1996-A, Class A,
                              6.10%, 10/15/02 .............       650,958
AAA         1,700    Chevy Chase Auto Receivables,
                           Series 1997-1, Class A,
                              6.50%, 10/15/03 .............     1,718,669
A             800    Fifth Third Bank Auto Trust,
                           Series 1996-B, Class A,
                              6.45%, 3/15/02 ..............       804,540
A             728    Ford Credit Grantor Trust,
                           Series 1995-B, Class A,
                              5.90%, 10/15/00 .............       728,195
A2          8,225    Prime Credit Card Trust,
                          Series 1992-2, Class A,
                              7.45%, 11/15/02 .............     8,383,423
A           2,000    Standard Credit Card Master Trust,
                         Series 1995-3, Class A,
                              7.85%, 2/07/02 ..............     2,064,376
                                                             ------------
                                                               14,350,161
                                                             ------------
                     STRIPPED MORTGAGE-BACKED
                     Securities--12.5%
                     Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage Participation
                              Certificates,
            3,837        Series 1359, Class 1359-C,
                              9/15/99 (P/O) ...............     3,773,305
            2,051        Series 1440, Class 1440-PK,
                              8/15/18 (I/O) ...............       129,196
              798        Series 1473, Class 1473-JA,
                              2/15/05 (I/O) ...............        22,002
              952        Series 1700, Class 1700-B,
                              7/15/23 (P/O) ...............       942,350
              293        Series 1719, Class 1719-C,
                              4/15/99 (P/O) ...............       290,270
            6,319        Series 1887, Class 1887-J,
                              7/15/99 (P/O) ...............     6,189,961
            6,319        Series 1887, Class 1887- SJ,
                              7/15/99 (I/O) ...............       249,620
            6,826        Series 1972, Class 1972-D,
                              7/15/23 (P/O) ...............     6,661,419
                     Federal National Mortgage Association,
                     REMIC Pass-Through Certificates,
              423        Series 1992-59, Class 59-A,
                              8/25/06 (P/O) ...............       417,610
              205        Trust 1992-203, Class 203-JA,
                              6/25/05 (I/O) ...............         6,569


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
             PRINCIPAL
   RATING*    AMOUNT                                               VALUE
(UNAUDITED)    (000)              DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------

                     Federal National Mortgage Association,
                     REMIC Pass-Through Cert. (cont'd)
            $ 906        Trust 1992-62, Class 62-H,
                              5/25/99 (P/O) ................  $   897,910
            4,112        Trust 1993-226, Class 226-SB,
                              5/25/19 (I/O) ................      184,447
            1,110        Trust 1993-4, Class 4-D,
                              9/25/22 (P/O) ................    1,091,233
              768        Trust 1994-10, Class 93-10,
                              4/25/20 (P/O) ................      763,712
               19        Trust 1994-15, Class 15-N,
                              9/25/15 (I/O) ................            6
            5,555        Trust 1994-24, Class 24-D,
                              11/25/23 (P/O) ...............    5,385,302
            2,193        Trust 1997-59, Class 59-PI,
                              5/18/10 (I/O) ................       10,279
                                                              -----------
                                                               27,015,191
                                                              -----------

                     U.S GOVERNMENT SECURITIES--4.4%
                     UNITED STATES TREASURY NOTES,
            3,000        5.75%, 9/30/99 ....................    3,023,910
            4,265        6.00%, 8/15/99 ....................    4,299,632
            1,715        6.25%, 5/31/99 ....................    1,725,719
              550        6.375%, 5/15/99 ...................      553,437
                                                              -----------
                                                                9,602,698
                                                              -----------

                     TAXABLE MUNICIPAL BONDS--11.7%
AAA         2,000    Alameda County California Pension,
                         Series A, 7.35%, 12/01/99 .........    2,039,960
Aaa         2,295    Essex County New Jersey,
                         Zero Coupon, 11/15/99 .............    2,199,390
AAA         1,500    Long Beach California Pension,
                         6.26%, 9/01/99 ....................    1,511,385
A3            500    Los Angeles County California Pension,
                         Series A, 7.81%, 6/30/99 ..........      506,090
A-          5,000    New YorkCity, G.O. Series G,
                         6.23%, 2/01/99 ....................    5,002,750
BBB+        3,000    New York St. Dor. Auth. Rev.,
                         6.32%, 4/01/99 ....................    3,006,510
BBB+        1,550    New York St. Dorm. Auth.,
                         Pension Reserve, 6.45%, 10/01/99 ..    1,562,540
AAA           497    North Slope Borough Alaska,
                         Series A, Zero Coupon, 6/30/99 ....      485,086
AAA         5,000    Oakland California Pension,
                         Series A, 6.20%, 12/15/99 .........    5,052,050
AAA         3,000    Ventura County California Pension,
                         5.92%, 11/01/99                        3,020,430
AAA         1,000    Western Minnesota Muni.
                         Pwr. Agcy. Supply, Series A,
                         6.05%, 1/01/99 ....................    1,000,000
                                                              -----------
                                                               25,386,191
                                                              -----------
                     Total long-term investments--114.6%
                        (cost $247,880,005) ...............   248,763,405
                                                              -----------
                    SHORT-TERM INVESTMENT--2.3%
                    Discount Notes
           4,890    Federal Home Loan MortgageCorp.,
                         4.70%, 1/04/99
                         (cost $4,888,085) ................     4,888,085
                                                              -----------
                    TOTAL INVESTMENTS--116.9%
                         (cost $252,768,090) ..............   253,651,490
                    Liabilities in excess of other
                         assets--(16.9%) ..................  (36,602,248)
                                                             ------------
                    NET ASSETS--100% ......................  $217,049,242
                                                             ============

--------------
  * Using the higher of Standard & Poor's or Moody's rating.
 ** Private placement restricted as to resale.
  + (Partial) principal amount pledged as collateral for reverse repurchase agreements.
 ++ Entire principal amount pledged as collateral for reverse repurchase agreements.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
           ARM-- Adjustable Rate Mortgage.
           CMO-- Collateralized Mortgage Obligation.
          G.O.-- General Obligation Bond.
             I-- Denotes  a  CMO  with  Interest  only  characteristics.
           I/O-- Interest only.
           P/O-- Principal only.
         REMIC-- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $252,768,090)
   (Note 1) ........................................   $253,651,490
Cash ...............................................         36,620
Interest receivable ................................      2,993,704
                                                      -------------
                                                        256,681,814
                                                      -------------
LIABILITIES
Reverse repurchase agreements (Note 4) .............     38,344,942
Dividends payable ..................................        719,632
Interest payable ...................................        176,843
Investment advisory fee payable (Note 2) ...........         71,746
Administration fee payable (Note 2) ................         18,533
Other accrued expenses .............................        300,876
                                                      -------------
                                                         39,632,572
                                                      -------------
NET ASSETS .........................................   $217,049,242
                                                      =============

Net assets were comprised of:
   Common stock, at par (Note 5) ...................      $ 216,106
   Paid-in capital in excess of par ................    202,513,145
                                                      -------------
                                                        202,729,251
   Undistributed net investment income .............     21,333,013
   Accumulated net realized losses .................     (7,896,422)
   Net unrealized appreciation .....................        883,400
                                                      -------------
   Net assets, December 31, 1998 ...................   $217,049,242
                                                      =============

Net asset value per share:
   ($217,049,242 / 21,610,583 shares of
   common stock issued and outstanding) ............         $10.04
                                                            =======

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest (net of premium amortization of
     $1,475,934 and net of interest expense of
     $3,142,122) ....................................  $17,469,810
                                                       ------------
Operating expenses
   Investment advisory ..............................       961,212
   Administration ...................................       216,220
   Reports to shareholders ..........................       118,000
   Custodian ........................................        59,000
   Registration .....................................        40,000
   Audit ............................................        40,000
   Directors ........................................        30,000
   Transfer agent ...................................        15,000
   Miscellaneous ....................................        20,992
                                                       ------------
     Total operating expenses .......................     1,500,424
                                                       ------------
Net investment income before excise tax .............    15,969,386
     Excise tax .....................................       175,000
                                                       ------------
Net investment income ...............................    15,794,386
                                                       ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS (NOTE 3)
Net realized loss on:
   Investments ......................................    (1,794,641)
   Short sales ......................................       370,118
   Futures ..........................................         1,052
                                                       ------------
                                                         (1,423,471)
                                                       ------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments: .....................................    (1,522,607)
   Short sales ......................................        86,644
                                                       ------------
                                                         (1,435,963)
                                                       ------------

   Net loss on investments ..........................    (2,859,434)
                                                       ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................   $12,934,952
                                                       ============



                       See Notes toFinancial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
   Interest received ..................................  $21,308,807
   Operating expenses and excise taxes paid ...........  (1,409,121)
   Interest expense paid ..............................  (4,103,451)
   Sales of short-term portfolio
     investments, net .................................      111,915
   Purchase of long-term portfolio investments ........  (56,965,311)
   Proceeds from disposition of long-term
     portfolio investments ............................   95,853,115
                                                         -----------
   Net cash flows provided by operating activities ....   54,795,954
                                                         -----------
Cash flows used for financing activities:
   Decrease in reverse repurchase agreements ..........  (49,258,720)
   Cash dividends paid ................................   (8,635,416)
                                                         -----------
   Net cash flows used for financing activities .......  (57,894,136)
                                                         -----------
Net decrease in cash ..................................   (3,098,182)
Cash at beginning of year .............................    3,134,802
                                                         -----------
Cash at end of year ...................................  $    36,620
                                                         ===========

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations .....................................  $12,934,952
                                                         -----------
Decrease in investments ...............................   38,727,080
Net realized loss .....................................    1,423,471
Decrease in unrealized appreciation
   on investments .....................................    1,522,607
Increase in unrealized depreciation on interest
   rate swaps .........................................     (86,644)
Decrease in interest receivable .......................     697,012
Decrease in receivable for investments sold ...........         692
Decrease in deposits with brokers for
   short sales ........................................  15,318,750
Decrease in securities sold short ..................... (15,046,800)
Decrease in interest payable ..........................    (961,329)
Increase in accrued expenses and
   other liabilities ..................................     266,163
                                                        -----------
   Total adjustments ..................................  41,861,002
                                                        -----------
Net cash flows provided by operating activities ....... $54,795,954
                                                        ===========


--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                                   YEAR ENDED DECEMBER 31,
                                                    1998               1997
                                                 -----------      -------------
INCREASE (DECREASE) IN
  NET ASSETS

Operations:

   Net investment income .....................   $15,794,386      $  12,261,094

   Net realized gain (loss) on
      investments ............................    (1,423,471)           184,591

   Net change in unrealized
      appreciation/(depreciation)
      on investments .........................    (1,435,963)         2,935,103
                                                 -----------     --------------

   Net increase in net assets
      resulting from
      operations .............................    12,934,952         15,380,788

Dividends from net investment
   income ....................................    (9,355,048)       (7,915,823)
                                                ------------      ------------
Total increase ...............................     3,579,904         7,464,965


NET ASSETS

Beginning of year ............................   213,469,338       206,004,373
                                                ------------      ------------

End of year ..................................  $217,049,242      $213,469,338
                                                ============      ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                        -----------------------------------------------------------
                                                          1998         1997         1996         1995        1994
                                                        -------       -------      ------       ------      -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                        $ 9.88       $ 9.53      $ 9.27       $ 8.42       $ 9.26
                                                         -------       ------      ------       ------       ------
   Net investment income (net of $0.15, $0.30, $0.26,
      $0.33 and $0.15, respectively, of interest
      expense)                                              0.74         0.57        0.64         0.63         0.72
   Net realized and unrealized gain (loss)                 (0.15)        0.15        0.03         0.77        (0.93)
                                                         -------       ------      ------       ------       ------
Net increase (decrease) from investment operations          0.59         0.72        0.67         1.40        (0.21)
                                                         -------       ------      ------       ------       ------
Dividends from net investment income                       (0.43)       (0.37)      (0.41)       (0.55)       (0.63)
                                                         -------       ------      ------       ------       ------

Net asset value, end of year*                            $ 10.04       $ 9.88      $ 9.53       $ 9.27       $ 8.42
                                                         =======       ======      ======       ======       ======
Market value, end of year*                                $ 9.75       $ 9.38      $ 8.88       $ 8.14       $ 7.50
                                                         =======       ======      ======       ======       ======
TOTAL INVESTMENT RETURN+                                    8.65%        5.86%      14.21%       15.25%      (14.88%)
                                                         =======       =======     ======       ======       ======

RATIOS TO AVERAGE NET ASSETS:
Operating expenses@                                         0.70%        0.68%       0.65%        0.74%        0.71%
Net investment income                                       7.33%        5.86%       6.86%        7.12%        8.17%

SUPPLEMENTAL DATA:
Average net assets (in thousands)                       $215,606     $208,747    $201,998     $192,717     $189,828
Portfolio turnover                                            22%          76%        106%         165%         109%
Net assets, end of year (in thousands)                  $217,049     $213,469    $206,004     $200,313     $181,919
Reverse repurchase agreements outstanding,
   end of year (in thousands)                           $ 38,345     $ 87,604    $ 94,960     $ 92,861     $ 79,443
Asset coverage++                                       $   6,660      $ 3,437     $ 3,169      $ 3,157      $ 3,290


-----------------
   * Net asset value and market value are published in The Wall Street Journal each Monday.
   @ The ratios of operating expenses, including interest expense, to average net assets were 2.26%, 3.65%, 3.42%, 4.40% and 2.46% for the years indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 2.34%, 3.77%, 3.47%, 4.47% and 2.49%, for the years indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
  ++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &        The BlackRock 1999 Term Trust Inc. (the "Trust"),
ACCOUNTING                    a Maryland corporation is a diversified closed-end
POLICIES                      management   investment  company.  The  investment
objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 1999 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the secur-ity short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2; Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $175,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.


Note 2. Agreements         The Trust has an Investment Advisory Agreement with
                           BlackRock Financial  Management, Inc. (the "Adviser")
a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO            Purchases and sales of investment securities, other
SECURITIES                   than  short-term  invesments  and dollar rolls, for
                             the   year   ended   December 31, 1998   aggregated
$56,965,311 and $97,347,123, respectively.

     The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1998, the Trust did not hold any illiquid securities.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services. It is possible under certain circumstances PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services could have interests that are in conflict with the holders of these mortgage backed securities and, such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services.

     The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was
$883,400 (gross unrealized appreciation -- $2,917,212; gross unrealized depreciation -- $2,033,812).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1998 of approximately $7,930,200 which will expire at the termination of the Trust. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. BORROWINGS            REVERSE REPURCHASE AGREEMENTS: The Trust may enter
                              into reverse repurchase agreements with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1998 was approximately $55,508,769 at a weighted average interest rate of approximately 5.68%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1998 was $91,067,287 as of January 31, 1998 which was 29.8% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the year ended December 31, 1998.


NOTE 5. CAPITAL               There  are  200  million  shares of $.01 par value
                              common stock authorized. Of  the 21,610,583 shares
outstanding at December 31, 1998, the Adviser owned 10,583 shares.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
 -------------------------------------------------------------------------------

The Shareholders and
Board of Directors of
The BlackRock 1999 Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock 1999 Term Trust Inc., including the portfolio of investments, as of December 31, 1998, and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock 1999 Term Trust Inc. as of December 31, 1998, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated years in conformity with generally accepted accounting principles.





/s/ Deloitte & Touche LLP
-------------------------

Deloitte & Touche LLP

New York, New York
February 12, 1999

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1998.
      During the fiscal year ended December 31, 1998, the Trust paid dividends of $0.43 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1998 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.
      For the purpose of preparing your 1998 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1999.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.
      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.
      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.
      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.
      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The  Trust is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock 1999 TermTrust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 1999 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
      The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 1999. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Co. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cashflow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES  (ARMS):    Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):  Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):     Mortgage-backed  securities  secured  or backed by
                              mortgage loans on commercial properties.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     This  is  income  generated  by  securities  in  a
                              portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.


DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  distributions
                              of  dividends  and  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities,   such  as   GNMA   (Government
                              National  Mortgage  Association),   FNMA  (Federal
                              National Mortgage  Association) and FHLMC (Federal
                              Home Loan Mortgage Corporation).

Inverse-Floating Rate         Mortgages:Mortgage  instruments  with coupons that
                              adjust  at  periodic  intervals   according  to  a
                              formula which sets  inversely  with a market level
                              interest  rate  index.   Interest-Only  Securities
                              (I/O): Mortgage securities including CMBS that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a "Strip."

Market Price:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage Dollar Rolls:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae.

Multiple-Class Pass-Throughs: Collateralized Mortgage Obligations.

Net Asset Value (NAV): Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New York Times or The Wall Street Journal each Monday.

Principal-Only Securities     Mortgage   securities   that   receive   only  the
 (P/O):                       principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities. Also known as a "Strip."

Project Loans:                Mortgages for multi-family,  low- to middle-income
                              housing.

Premium: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase            In a reverse repurchase agreement, the Trust sells
Agreements:                   securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Stripped Mortgage Backed      Arrangements   in  which  a  pool  of   assets  is
Securities:                   separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                 SYMBOL  DATE
                                                                  -----  ------
The BlackRock High Yield Trust Inc.                                BHY    N/A
The BlackRock Income Trust Inc.                                    BKT    N/A
The BlackRock North American Government Income Trust Inc.          BNA    N/A


TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                                 BNN   12/99
The BlackRock Target Term Trust Inc.                               BTT   12/00
The BlackRock 2001 Term Trust Inc.                                 BLK   06/01
The BlackRock Strategic Term Trust Inc.                            BGT   12/02
The BlackRock Investment Quality Term Trust Inc.                   BQT   12/04
The BlackRock Advantage Term Trust Inc.                            BAT   12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.          BCT   12/09




TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                 SYMBOL  DATE
                                                                 -----  ------
The BlackRock Investment Quality Municipal Trust Inc.              BKN    N/A
The BlackRock California Investment Quality Municipal Trust Inc.   RAA    N/A
The BlackRock Florida Investment Quality Municipal Trust           RFA    N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.   RNJ    N/A
The BlackRock New York Investment Quality Municipal Trust Inc.     RNY    N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                     BMN   12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.               BRM   12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.    BFC   12/08
The BlackRock Florida Insured Municipal 2008 Term Trust            BRF   12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.      BLN   12/08
The BlackRock Insured Municipal Term Trust Inc.                    BMT   12/10








                If you would like further information please call
                       BlackRock at (800) 227-7BFM (7236)
                     or consult with your financial advisor.

-------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.








                      If you would like further information
           please do not hesitate to call BlackRock at (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, PRESIDENT
Keith T. Anderson, PRESIDENT
Michael C. Huebsch, PRESIDENT
Robert S. Kapito, PRESIDENT
Richard M. Shea, PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 01702-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.


                       THE BLACKROCK 1999 TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[logo] Printed on recycled paper                                    09247T-10-0




The BlackRock
1999 Term
Trust Inc.
------------------
Annual Report
December 31, 1998


[column logo]